Exhibit 10.41

                          AGREEMENT AND PLAN OF MERGER


                  THIS AGREEMENT AND PLAN OF MERGER is made this 23 day of December, 1998 between CERTIFIED TRANSPORT, LLC, a limited liability company organized and existing under the laws of the State of Indiana (hereinafter referred to as ACTL@), VENTURE LOGISTICS, LLC, a limited liability company organized and existing under the laws of the State of Indiana (hereinafter referred to as AVLL@), CARROLL FULMER GROUP, INC., a corporation organized and existing under the laws of the State of Florida (hereinafter referred to as ACFG@), CARROLL FULMER PAYROLL, INC., a corporation organized and existing under the laws of the State of Florida (hereinafter referred to as ACFP@), CARROLL FULMER LOGISTICS, INC., a corporation organized and existing under the laws of the State of Florida (hereinafter referred to as ACFL@), K. J. TRANSPORTATION, INC., a corporation organized and existing under the laws of the State of New York (hereinafter AKJT@), TRANSIT GROUP MERGER SUB, INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as ATGMS@) and TRANSIT GROUP TRANSPORTATION, LLC, a limited liability company organized and existing under the laws of the State of Delaware (hereinafter referred to as Transit@) (collectively CTL, VLL, CFG, CFP, CFL, KJT, TGMS and Transit are referred to herein as the ACompanies@), pursuant to the provisions of Section 607.1108 of the Florida Code, Section 23-18-7-1 of the Code of Indiana, Section 901 of the New York Business Corporation Act, and Section 18-209 of the Delaware Limited Liability Company Act (the ACorporate Laws@).

                  WHEREAS, the Board of Directors of each of the Companies deems it advisable and generally to the advantage and welfare of the respective Companies and their respective shareholders that the Companies merge pursuant to the applicable Corporate Laws, with Transit being the surviving limited liability company.

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and of the mutual benefits hereby provided, the sufficiency of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. Merger. CTL, VLL, CFG, CFP, CFL, KJT and TGMS will be merged with and into Transit, and Transit shall be the surviving limited liability company (the AMerger@). The stock and/or membership interest of each of the Companies shall be converted as follows:

         1.1 Conversion of CTL Interest. The entire membership interest of CTL (the ACTL Membership Interest@) shall be converted into and become an additional one percent (1%) membership interest in Transit, as the surviving entity.

         1.2 Conversion of VLL Interest. The entire membership interest of VLL (the "VLL Membership Interest") shall be converted into and become an additional one percent (1%) membership interest in Transit, as the surviving entity.

         1.3 Conversion of CFG Common Stock. The 100 shares of common stock of CFG, $.01 par value (the ACFG Common Stock@), that are issued and outstanding immediately prior to the Merger shall be converted into and become an additional one percent (1%) membership interest in Transit, as the surviving entity.

         1.4 Conversion of CFP Common Stock. The 250 shares of common stock of CFP, $1.00 par value (the ACFP Common Stock@), that are issued and outstanding immediately prior to the Merger shall be converted into and become an additional one percent (1%) membership interest in Transit, as the surviving entity.

         1.5 Conversion of CFL Common Stock. The 1000 shares of common stock of CFL, $1.00 par value (the ACFL Common Stock@), that are issued and outstanding immediately prior to the Merger shall be converted into and become an additional one percent (1%) membership interest in Transit, as the surviving entity.

         1.6 Conversion of KJT Common Stock. The 100 shares of common stock of KJT, $.01 par value (the AKJT Common Stock@), that are issued and outstanding immediately prior to the Merger shall be converted into and become an additional one percent (1%) membership interest in Transit, as the surviving entity.

         1.7 Conversion of TGMS Common Stock. The 108 shares of common stock of TGMS, $.01 par value (the ATGMS Common Stock@), that are issued and outstanding immediately prior to the Merger shall be converted into and become an additional one percent (1%) membership interest in Transit, as the surviving entity.

         1.8 Transit Membership Interests. The membership interest of Transit immediately prior to the Merger will remain following the Merger. Immediately prior to the Merger, one member of Transit (the AMember@) owned 100% of the membership interests of Transit and all of the stock and membership interests of the Companies, and therefore, immediately following the Merger and the conversion of the equity of the Companies into additional membership interests in Transit, the Member will continue to own 100% of the membership interest of Transit.

2. Effect of Merger. At the conclusion of the Merger (a) the separate existence of CTL, VLL, CFG, CFP, CFL, KJT and TGMS will cease and will be merged with and into Transit, and Transit will be the surviving entity pursuant to the terms of the Certificate of Merger; (b) the Certificate of Formation and Operating Agreement of Transit will be the Certificate of Formation and Operating Agreement of the surviving entity; (c) each membership Interest of CTL and VLL and each share of CFG, CFP, CFL, KJT and TGMS Common Stock outstanding immediately prior to the Merger will be converted as provided above; (d) the members of Transit in effect at the time of the Merger will be the members of Transit as the surviving entity, and the managers of Transit will be the managers of Transit as the surviving entity; (e) the membership interest of Transit immediately prior to the Merger will remain following the Merger; and
(f) the Merger will have all of the effects provided by applicable law.

3. Effective Time. The Merger will be effective January 1, 1999 at 12:02 a.m.

4. Managers of Transit. Transit shall be managed by managers whose names and business addresses are as follows:
         Philip A. Belyew                     Wayne N. Nellums
         Suite 1740, 2859 Paces Ferry Road    Suite 1740, 2859 Paces Ferry Road
         Atlanta, GA 30339                    Atlanta, GA 30339

         N. Mark DiLuzio
         Suite 1740, 2859 Paces Ferry Road
         Atlanta, GA 30339

5. Rights and Liabilities of Transit. At and after the Merger, without further act or deed, all of the rights, privileges and powers, and all of the property, real, personal and mixed of, and all debts due to CTL, VLL, CFG, CFP, CFL, KJT and TGMS, as well as all of the things and causes of action belonging to each of CTL, VLL, CFG, CFP, CFL, KJT and TGMS shall be the property of Transit as they were the property of each of CTL, VLL, CFG, CFP, CFL, KJT and TGMS, and the title to any real estate vested by deed or otherwise in CTL, VLL, CFG, CFP, CFL, KJT and TGMS shall not revert or be in any way impaired by reason of the Merger; all rights of creditors and all liens upon any property of any of the parties hereto shall be preserved unimpaired, and all debts, liabilities, and duties of the respective parties hereto shall thenceforth attach to Transit and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it.

6. Service of Process on Transit. Transit agrees that it may be served with process in the States of Indiana, Florida and New York in any proceeding for enforcement of any obligation of CTL, VLL, CFG, CFP, CFL, KJT and TGMS as well as for the enforcement of any obligation of Transit arising from the Merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of the applicable Corporate Laws.

7. Termination. This Agreement and Plan of Merger may be terminated and abandoned by action of the Board of Directors or Managers, as applicable, of any of the Companies at any time prior to the effective date of the Merger, whether before or after approval by the shareholders or members of the parties hereto.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement and Plan of Merger this 23 day of December, 1998.

                            CERTIFIED TRANSPORT, LLC

                                            By:      /s/ Philip A. Belyew
                                                  PHILIP A. BELYEW, Manager


                    {Signatures Continue on Following Page}

                                            VENTURE LOGISTICS, LLC

                                            By:      /s/ Philip A. Belyew
                                                  PHILIP A. BELYEW, Manager


                           CARROLL FULMER GROUP, INC.

                                            By:      /s/ Philip A. Belyew
                                                  PHILIP A. BELYEW, Chairman


                          CARROLL FULMER PAYROLL, INC.

                                            By:      /s/ Philip A. Belyew
                                                  PHILIP A. BELYEW, Chairman


                         CARROLL FULMER LOGISTICS, INC.

                                            By:      /s/ Philip A. Belyew
                                                  PHILIP A. BELYEW, Chairman


                           K. J. TRANSPORTATION, INC.

                                            By:      /s/ Philip A. Belyew
                                                  PHILIP A. BELYEW, Chairman


                       TRANSIT GROUP TRANSPORTATION, LLC

                                            By:      /s/ Philip A. Belyew
                                                  PHILIP A. BELYEW, Manager


                         TRANSIT GROUP MERGER SUB, INC.

                                            By:      /s/ Philip A. Belyew
                                          PHILIP A. BELYEW, Chairman/President